UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 24, 2021

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
12700 Hill Country Blvd., Suite
T-200
,
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously announced, James C. Hopke, Jr. is retiring as President of American Campus Communities, Inc. (the “Company”) effective as of August 24, 2021. Effective as of August 24, 2021, Jennifer Beese has been promoted to the position of President and Chief Operating Officer. Ms. Beese (age 47) served as Executive Vice President and Chief Operating Officer of the Company from January 2017 to August 24, 2021, as Executive Vice President - Operations, Marketing and Leasing of the Company from October 2013 to January 2017, and as Senior Vice President of Leasing Administration of the Company from November 2007 to October 2013. Ms. Beese joined the Company in November 1999, previously holding the positions of Vice President of Leasing Administration, Director of Initial Operations, and Regional Manager. From 1994 to 1999, she held various property management positions with JPI.
The Company has entered into an amendment to the employment agreement with Ms. Beese to reflect the change in her position described above and has also entered into an amendment to the employment agreement with William C. Bayless, Jr. to reflect that the previous amendment pursuant to which Mr. Bayless would serve as Chief Executive Officer and President of the Company as of August 24, 2021 is terminated and of no force or effect and that Mr. Bayless will continue to serve as Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Second Amendment to Employment Agreement, dated as of August 24, 2021, between American Campus Communities, Inc. and Jennifer Beese

99.2	Sixth Amendment to Employment Agreement, dated as of August 24, 2021, between American Campus Communities, Inc. and William C. Bayless, Jr.

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2
6
, 2021

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

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